SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2004

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                      Nevada                              76-0364866
       -----------------------------------        -----------------------------
       (State or other jurisdiction of                (I.R.S. Employer
        incorporation or organization)               Identification No.)

1300 West Sam Houston Parkway South, Suite 300 Houston, Texas          77042
--------------------------------------------------------------        ----------
    (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000




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Item 5.  Other Events.

On February 4, 2004, U.S. Physical Therapy, Inc. (the "Company") a national operator of physical and occupational therapy outpatient clinics, issued a press release announcing that the Company will present at the UBS Warburg Global Healthcare Services Conference on Wednesday, February 4, 2004.

Roy Spradlin, Chairman, President and CEO, and Larry McAfee, CFO, will address the conference taking place at The Plaza Hotel in New York City. A copy of the presentation may be accessed on the Company's website www.usph.com. A copy of the press release is attached hereto as Exhibit 99.1.


Exhibits                 Description of Exhibits
--------                 -----------------------
99.1     Press release dated February 4, 2004.*

* Furnished herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. PHYSICAL THERAPY, INC.


Dated: February 4, 2004            By:  /s/ LAWRANCE W. MCAFEE
                                      ------------------------
                                          Lawrance W. McAfee
                                        Chief Financial Officer
                              (duly authorized officer and principal financial
                                         and accounting officer)

EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------

99.1                        Press release dated February 4, 2004.*

* Furnished herewith